SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Northern Lights Fund Trust

17605 Wright Street
Omaha, NE 68154-1150

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 10, 2013

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a Special Meeting of the Shareholders of each series of the Trust listed on Schedule A hereto (each a “Fund” and collectively the “Funds” as defined on Schedule A) (the “Meeting”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 10, 2013 at 10:00 a.m., Eastern time, for the following purposes:

Proposals	Funds Voting	Recommendation of the Board of Trustees
1. To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.	All Funds	FOR
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Funds	FOR

Shareholders of record at the close of business on July 22, 2013 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  The notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of the Funds on or about August 7, 2013.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

August 5, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

SCHEDULE A

CURRENT FUNDS

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13D Activist Fund

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Adaptive Allocation Fund

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Altegris Funds:

o

Altegris Managed Futures Strategy Fund

o

Altegris Macro Strategy Fund

o

Altegris Futures Evolution Fund

o

Altegris Equity Long Short Fund

o

Altegris Fixed Income Long Short Fund

o

Altegris Multi-Strategy Alternative Fund

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Ascendant Funds:

o

Ascendant Balanced Fund

o

Ascendant Natural Resources Fund

o

Ascendant Diversified Income & Growth Fund

o

Patriot Fund

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Astor Funds:

o

Astor Long/Short ETF Fund

o

Astor S.T.A.R. ETF Fund

o

Astor Active Income ETF Fund

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Bandon Isolated Alpha Fixed Income Fund

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Beech Hill Total Return Fund

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Biondo Funds:

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    Biondo Growth Fund

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    Biondo Focus Fund

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BTS Funds:

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    BTS Bond Asset Allocation Fund

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    BTS Diversified Income Fund

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    BTS Tactical Fixed Income Fund

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Chadwick & D’Amato Fund

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Changing Parameters Fund

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CMG Funds:

o

   CMG SR Tactical Bond Fund

o

   CMG Global Equity Fund

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   CMG Tactical Equity Strategy Fund

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Collar Fund

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CWC Small Cap Aggressive Value Fund

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EAS Crow Point Alternatives Fund

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FX Strategy Fund

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Ginkgo Multi-Strategy Fund

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Giralda Fund

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GMG Defensive Beta Fund

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Grant Park Managed Futures Strategy Fund

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Investment Partners Opportunities Fund

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Iron Horse Fund

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KCM Macro Trends Fund

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Leader Funds:

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 Leader Short-Term Bond Fund

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Leader Total Return Fund

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MutualHedge Frontier Legends Fund

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Makefield Managed Futures Strategy Fund

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Navigator Equity Hedged Fund

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Pacific Financial Funds:

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Pacific Financial Core Equity Fund

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Pacific Financial Explorer Fund

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Pacific Financial International Fund

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Pacific Financial Strategic Conservative Fund

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Pacific Financial Tactical Fund

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Pacific Financial Faith & Values Based Moderate Fund

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Power Income Fund

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Princeton Funds:

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Princeton Futures Strategy Fund

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Eagle MLP Strategy Fund

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Sandalwood Opportunity Fund

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PSI Funds:

o

PSI Market Neutral Fund

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PSI Total Return Fund

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PSI Strategic Growth Fund

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PSI Tactical Growth Fund

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PTA Comprehensive Alternatives Fund

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Quantitative Managed Futures Strategy Fund

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   Risk Paradigm Funds:

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Diversified Risk Parity Fund

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RPg Emerging Market Sector Rotation Fund

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 SCA Funds:

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SCA Absolute Return Fund

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SCA Directional Fund

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Sierra Funds:

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Sierra Core Retirement Fund

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Sierra Strategic Income Fund

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SouthernSun Funds:

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SouthernSun Small Cap Fund

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SouthernSun U.S. Equity Fund

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Toews:

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Toews Hedged Emerging Markets Fund

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Toews Hedged High Yield Bond Fund

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Toews Hedged Large-Cap Fund

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Toews Hedged Small & Mid Cap Fund

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Toews Hedged International Developed Markets Fund

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Toews Hedged Growth Allocation Fund

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    TransWestern Institutional Short Duration Government Bond Fund

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    Wade Tactical L/S Fund

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Zeo Strategic Income Fund

Northern Lights Fund Trust
17605 Wright Street
Omaha, NE 68154-1150
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PROXY STATEMENT
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SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 10, 2013
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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), for use at the Special Meeting of the Shareholders of each series listed on Schedule A hereto (each a “Fund” and collectively the “Funds” as defined on Schedule A) of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, on September 10, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about August 7, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

Proposals	Funds Voting
1. To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.	All Funds
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Funds

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about August 7, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the election of five Trustees to the Board of Trustees, which will expand the Board of Trustees from five to eight Trustees.  The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.  Only shareholders of record at the close of business on July 22, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyonline.com/docs/nlft.pdf.com.  A copy of the most recent annual reports and semi-annual reports of each of the Funds of the Trust, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund at 17605 Wright Street Omaha, NE 68154-1150 or by calling 1-402-493-4603.

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders of the Funds are being asked to elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Mr. Taylor and Mr. Palancia are incumbent Trustees, having been appointed to that position by the Board on November 15, 2007 and December 14, 2011, respectively.  The Investment Company Act of 1940, as amended (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees.  To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Mr. Taylor and Mr. Palancia to their current positions.

Mr. Rogers, Mr. Gersten and Mr. Garbin were nominated for election to the Board by the Nominating Committee (the “Nominating Committee”) of the Board of Trustees.  The Nominating Committee consists of four current Trustees, Anthony J. Hertl, Gary W. Lanzen, Mark H. Taylor, John V. Palancia, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).   For the purposes of evaluating the qualifications of candidates to the Board and of nominating qualified candidates for independent trustee membership on the Board, the Audit Committee of the Trust serves as the Nominating Committee.

The Nominating Committee, at a meeting held on April 24, 2013, recommended to the Board that Mr. Rogers, Mr. Gersten and Mr. Garbin be nominated to the Board of Trustees.  The Board approved the nomination at the same meeting.  If elected, Mr. Gersten and Mr. Garbin will be considered Independent Trustees, and Mr. Rogers will be an “interested person” of the Trust (“Interested Trustee”) as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee.  The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

Generally, the Trust believes that the Nominees are competent to serve because of each’s individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Funds.  Each Nominee has substantial business and/or academic experience, effective leadership skills and ability to critically review, evaluate and assess information.

New Interested Trustee Nominee

The Nominating Committee concluded that Mr. Rogers should serve as a Trustee of the Trust because he has more than 20 years of experience in the financial services industry serving in various roles.  He has served as the President of the Trust since 2006, and he is currently the Chief Executive Officer of Gemini Fund Services, LLC, which provides fund administration, fund accounting, transfer agency and shareholder servicing services to the Funds of the Trust.  Prior to joining Gemini Fund Services, LLC, Mr. Rogers was a Vice President, Compliance Officer, and Accounting Manager at J.P. Morgan Chase and Co. for almost four years, where he was responsible for approximately 60 funds with approximately $40 billion in assets.  Prior to that, Mr. Rogers was employed at Alliance Capital Management Holdings L.P. as Financial Reporting Manager for almost four years, where he was responsible for the financial statements of mutual funds and separate accounts with assets exceeding $30 billion.  These experiences were favorable factors in determining that Mr. Rogers should be elected to the Board.

Additional information about Mr. Rogers is set forth in the following table:

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Nominee; President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	None

* The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Trust, and the Northern Lights Variable Trust.

New Independent Trustee Nominees

The Nominating Committee concluded that Mr. Gersten should serve as a Trustee of the Trust because he has more than 30 years of experience in the financial services industry serving in various roles.  Currently an independent consultant to clients in the investment management industry, Mr. Gersten possesses deep expertise in fund operations and third party engagements.  Prior to 2012, Mr. Gersten spent the last 26 years in various executive roles at AllianceBernstein LP, including Senior Vice President – Global Fund Administration and Treasurer and Chief Financial Officer of Mutual Funds.  While at AllianceBernstein, he directed all administrative and operational activities consisting of 1940 Act open-end, closed-end, offshore funds, (Luxembourg, Japan and Korea) hedge and private equity funds products.  Prior to his joining AllianceBernstein, Mr. Gersten held key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers.  Mr. Gersten is a certified public accountant and holds an MBA in accounting.  These experiences were favorable factors in determining that Mr. Gerstein should be elected to the Board.

The Nominating Committee concluded that Mr. Garbin should serve as a Trustee of the Trust because he has more than 20 years of experience in corporate balance sheet and income statement risk management for large asset managers.  Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers.  He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business.  These experiences were favorable factors in determining that Mr. Garbin should be elected to the Board.

Additional information about Mr. Gersten and Mr. Garbin is set forth in the following table:

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark D. Gersten c/o Northern Lights Fund Trust 17605 Wright Street Suite 2, Omaha, Nebraska 68130 Born in 1950	Nominee	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	N/A	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Mark Garbin c/o Northern Lights Fund Trust 17605 Wright Street Suite 2, Omaha, Nebraska 68130 Born in 1951	Nominee	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	N/A	Two Roads Shared Trust (since 2012)

* The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Trust,  and the Northern Lights Variable Trust.

Incumbent Independent Trustee Nominees

The Nominating Committee concluded that Mr. Taylor should continue to serve as a Trustee of the Trust because he has over two decades of academic experience in the accounting and auditing areas.  Mr. Taylor also holds a Ph.D. in Business Administration from the Karl Eller School of Management at the University of Arizona, and Masters and Undergraduate degrees in accounting from Brigham Young University.  Further, Mr. Taylor has been Professor of Accountancy at the Weatherhead School of Management, Case Western (since July 2009) and Begley Endowed Chair in Accounting at Creighton University (2002-2009).  Mr. Taylor is also President-elect of the Auditing Section of the American Accounting association, and recently concluded service as a member of the Auditing Standards Board of the American Institute of Certified Public Accountants.  Additionally, Mr. Taylor has served as an Academic Fellow in the Professional Practice Group of the Office of the Chief Accountant at the Securities and Exchange Commission in Washington D.C., currently serves as Director and Audit Committee Chair for the Northern Light Fund Trust III and Director and Audit Committee member of the board on the Ladenburg Thalmann Alternative Strategies Fund, and has published numerous articles in leading academic and professional journals.  Finally, Mr. Taylor is a member of the American Accounting Association and the American Institute of Certified Public Accountants, and is an Academic Fellow at the National Corporate Governance Center, Kennesaw State University.  These experiences, together with Mr. Taylor’s understanding of the Trust, having served as a Trustee since 2007, were favorable factors in determining that Mr. Taylor should be re-elected to the Board.

The Nominating Committee concluded that Mr. Palancia should continue to serve as a Trustee of the Trust because he has more than 36 years of experience in the financial services industry, including at companies such as such as Merrill Lynch, Pierce, Fenner & Smith Inc. Besides having an in-depth knowledge of Broker Dealer operations, Mr. Palancia also most recently served as Director of Global Futures/Derivatives Operations Control, Margin and Collateral Management.  Further, Mr. Palancia served in various management capacities including Commodity Futures Branch Office, Futures Risk & Credit, and Precious Metals Trading & Support.  Mr. Palancia has also held various industry registrations in both Futures and Securities and has been a member of the Futures Industry Association.  These experiences, together with Mr. Palancia’s understanding of the Trust, having served as a Trustee since 2011, were favorable factors in determining that Mr. Palancia should be re-elected to the Board.

The following table provides additional information regarding the incumbent Independent Trustee Nominees.

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark H. Taylor c/o Northern Lights Fund Trust 17605 Wright Street Suite 2, Omaha, Nebraska 68130 Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia c/o Northern Lights Fund Trust 17605 Wright Street Suite 2, Omaha, Nebraska 68130 Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Trust,  and the Northern Lights Variable Trust.

Other Principal Officers of the Trust

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley, 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Trust,  and the Northern Lights Variable Trust.

Andrew Rogers, a Nominee, also serves as an officer of the Trust.  He has been President since 2006. More information is available in “New Interested Trustee Nominee” above.

Equity Securities Owned by Trustees and Nominees

The following tables set forth the aggregate dollar range of equity securities owned by each Trustee and Nominee as of July 22, 2013.

Interested Trustees and Nominees

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael M. Miola	None	None
Andrew Rogers	None	None

Independent Trustees and Nominees

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary W. Lanzen	None	None
Mark H. Taylor	None	None
John V. Palancia	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

*Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000;$50,001 - $100,000 and over $100,000.

Trustee Compensation

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $27,625, plus $2,500 per special meeting, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid in advance of each calendar quarter. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  The Interested Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.  In addition to the quarterly fees and reimbursements, each of the Lead Independent Trustee and the Audit Committee Chairman receives a $10,000 additional annual fee, paid quarterly.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2012.  The Board held 10 meetings during the fiscal year ended December 31, 2012. All of the Independent Trustees attended all of the Board meetings and Mr. Miola attended 6 of the Board meetings during the fiscal year ended December 31, 2012. Mr. Rogers, Mr. Gersten and Mr. Garbin were not Trustees during the fiscal year ended December 31, 2012, so they did not receive any compensation from the Trust, and they did not attend any board meetings as Trustees. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Interested Trustee

Name and Position	Aggregate Compensation From Trust *	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex** Paid to Trustees
Michael M. Miola	None	None	None	None

Independent Trustees

Name and Position	Aggregate Compensation From Trust *	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex** Paid to Trustees
Anthony J. Hertl	$98,000	None	None	$115,000
Gary W. Lanzen	$82,000	None	None	$95,000
Mark H. Taylor	$82,000	None	None	$109,000
John V. Palancia	$82,000	None	None	$105,333

*There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

**The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Trustand the Northern Lights Variable Trust.

Leadership Structure and Board of Trustees

The Trust is led by Mr. Hertl, an Independent Trustee, who has served as the Chairman of the Board since June 2013.   The Board of Trustees is currently comprised of one interested trustee and four Independent Trustees.  Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Independent Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with an independent chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the 2012 calendar year, the Audit Committee held 12 meetings.

For the purposes of evaluating the qualifications of candidates to the Board and of nominating qualified candidates for independent trustee membership on the Board, the Audit Committee serves as the Nominating Committee.  The Board has not set specific minimum qualifications that must be met by a Trustee nominee.  When evaluating a person as a potential nominee to serve as a Trustee, the Board may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, and any other source the Trustees consider appropriate.  The Trustees seek diversity on the Board in terms of skills and experience and other factors.

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against certain current Trustees of the Trust (Mr. Hertl, Mr. Lanzen, Mr. Miola and Mr. Taylor), and one former Trustee.  To settle the SEC’s charges, the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against any advisers or any Fund.

The Order found that, on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain Funds contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by the Trust’s administrator, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.

The Order found that, during the relevant period, the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by the Trust’s compliance service provider and a verbal representation by said service provider that such manuals were adequate.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the election of the Nominees to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE TRUST

Northern Lights Fund Trust is an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual fund trusts, the Trust retains various organizations to perform specialized services.  The Trust currently retains various investment advisers for the Funds whose activities it oversees.  The name and address of each investment adviser is provided in Schedule A.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska, serves as principal underwriter and distributor of the Funds of the Trust.  Gemini Fund Services, LLC provides the Funds of the Trust with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC provides the Funds of the Trust with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board, and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the number of shares of beneficial interest of the Funds shown on Schedule A were issued and outstanding.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on each proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting.  Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal.  In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).  The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders' rights or privileges.  Consequently, brokers holding shares of the Funds on behalf of clients may vote absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Trust listed because they possessed voting or investment power with respect to such shares:

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Trust
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	127,821,353.233	16.66%
NFS 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212	125,889,053.139	16.41%
Ameritrade Inc. PO Box 2226 Omaha, NE 68103	112,260,360.435	14.63%
Pershing, LLC PO Box 2052 Jersey City, 07303	72,690,469.214	9.47%

Shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust, as that term is defined under the 1940 Act.  Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of the Trust on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting, which is anticipated to total between $140,000 and $160,000,  and the cost of soliciting proxies will be borne by the Trust.  In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission (“fax”) or other electronic media, or personal contacts. The Trust will request banks, brokers, custodians, nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge if the record owner will not or cannot vote, and the Trust will reimburse them for their expenses in so doing.  Certain officers, employees, and agents of the Trust may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.  The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor) to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of $3500, including out of pocket expenses, which will be borne by the Trust. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner.  These communications should be addressed to the Secretary of the Trust as follows: Secretary, Northern Lights Fund Trust, 17605 Wright Street Omaha, NE 68154-1150100.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at (631) 470-2600, or write the Trust at 80 Arkay Drive, Hauppauge, NY 11788.

BY ORDER OF THE BOARD OF TRUSTEES
James P. Ash, Esq., Secretary
Dated August 5, 2013

SCHEDULE A

Name of Fund	Adviser and Sub-Advisor Name and Address
13D Activist Fund	13D Management, LLC 200 East 61 Street, Suite 17C New York, NY 10065
Adaptive Allocation Fund	Critical Math Advisors, LLC 3840 Quakerbridge Road, Suite 130 Hamilton, N.J. 08619
Altegris Funds Altegris Multi-Strategy Alternative Fund	Altegris Advisors, LLC 1200 Prospect Street, Suite 400 La Jolla, CA 92037
Altegris Managed Futures Strategy Fund	J.P. Morgan Investment Management, Inc. (Sub-Advisor) 500 Stanton Christiana Road Newark, DE 19713-2107
Altegris Macro Strategy Fund	J.P. Morgan Investment Management, Inc. (Sub-Advisor) 500 Stanton Christiana Road Newark, DE 19713-2107
Altegris Futures Evolution Fund	DoubleLine Capital LP (Sub-Advisor) 333 South Grand Avenue, 18th Floor Los Angeles, CA 90071
Altegris Equity Long Short Fund

Harvest Capital Strategies, LLC (Sub-Advisor)

450 Park Avenue
5th Floor
New York, NY 10022

OMT Capital Management, LLC (Sub-Advisor)

One Montgomery St., Suite 3300

San Francisco, CA 94104

Visium Asset Management, LP (Sub-Advisor)

950 Third Avenue, 29th Floor

New York, NY 10022

Altegris Fixed Income Long Short Fund	RockView Management, LLC (Sub-Advisor) 1 Station Place, Suite 7 Stamford, CT 06902
Ascendant Funds Ascendant Balanced Fund Ascendant Natural Resources Fund Ascendant Diversified Income & Growth Fund Patriot Fund	Ascendant Advisors, LLC Four Oaks Place 1330 Post Oak Blvd, Suite 1550 Houston, TX 77056
Astor Funds Astor Long/Short ETF Fund Astor S.T.A.R. ETF Fund Astor Active Income ETF Fund	Astor Asset Management, LLC 111 South Wacker Drive, Suite 3910 Chicago, IL 60606
Bandon Isolated Alpha Fixed Income Fund

Bandon Capital Management, LLC

317 SW Alder Street, Suite 1110

Portland, OR 97204

Dix Hills Partners, LLC (Sub-Advisor)

50 Jericho Quadrangle, Suite 117

Jericho, NY 11753

Logan Circle Partners, L.P. (Sub-Advisor)

1717 Arch Street, Suite 1500

Philadelphia, PA 19103

Beech Hill Total Return Fund	Beech Hill Advisors, Inc. 880 Third Avenue, 16th Floor New York, NY 10022
Biondo Funds Biondo Growth Fund Biondo Focus Fund	Biondo Investment Advisors, LLC 544 Routes 6 & 209, PO BOX 909 Milford, Pennsylvania 18337
BTS Funds BTS Bond Asset Allocation Fund BTS Diversified Income Fund BTS Tactical Fixed Income Fund	BTS Asset Management, Inc. 420 Bedford Street Lexington, MA 02420
Chadwick & D’Amato Fund	Chadwick & D'Amato, LLC 224 Main Street, PO Box 1978 New London, NH 03257
Changing Parameters Fund	Changing Parameters, L.L.C. 250 Oak Grove Avenue, Suite A, 2nd floor Menlo Park, CA 94025-2251
CMG Funds CMG SR Tactical Bond Fund	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, PA 19046
CMG Global Equity Fund	AlphaSimplex Group LLC (Sub-Advisor) One Cambridge Center Cambridge, MA 02142
CMG Tactical Equity Strategy Fund	Scotia Partners, Ltd. (Sub-Advisor) 436 Ridge Road Spring City, PA 19475
Collar Fund	Summit Portfolio Advisors, LLC P.O. Box 775187 Steamboat Springs, Colorado 80477
CWC Small Cap Aggressive Value Fund	CWC Advisors, LLC 5800 SW Meadows Road, Suite 230 Lake Oswego, Oregon 97035
EAS Crow Point Alternatives Fund	Crow Point Partners, LLC 10 New Driftway, Suite 203 Scituate, MA 02066
FX Strategy Fund	Traub Capital Management, LLC 97 Chapel Street, Suite 7 Needham, MA 02492
Ginkgo Multi-Strategy Fund	Winch Advisory Services LLC 424 East Wisconsin Ave. Appleton, WI 54911
Giralda Fund	Giralda Advisors, LLC One Giralda Farms, Suite 130 Madison, NJ 07940
GMG Defensive Beta Fund	Montebello Partners, LLC Montebello Park, 75 Montebello Road Suffern, NY 10901
Grant Park Managed Futures Strategy Fund	Dearborn Capital Management, LLC 626 W. Jackson St. Chicago, IL 60661
Investment Partners Opportunities Fund	Investment Partners Asset Management, Inc. 1 Highland Avenue Metuchen NJ 08840
Iron Horse Fund	Van Hulzen Asset Management 950 Iron Point Road, Suite 290 Folsom, CA 95630
KCM Macro Trends Fund	Kerns Capital Management, Inc. Galleria Financial Center 5075 Westheimer, Suite 1177 Houston, TX 77056
Leader Funds Leader Short-Term Bond Fund Leader Total Return Fund	Leader Capital Corp. 1750 SW Skyline Blvd. Suite 204 Portland, OR 97221
Makefield Managed Futures Strategy Fund	Makefield Capital Management, LLC 4647 Saucon Creek Road, Suite 205 Center Valley, PA 18034
MutualHedge Frontier Legends Fund	Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203
Navigator Equity Hedged Fund	Clark Capital Management Group, Inc. 1650 Market Street, 53rd Floor Philadelphia, PA 19103

Pacific Financial Funds

     Pacific Financial Core Equity Fund

     Pacific Financial Explorer Fund

     Pacific Financial International Fund

     Pacific Financial Strategic Conservative Fund

     Pacific Financial Tactical Fund

     Pacific Financial Faith & Values Based Moderate Fund

The Pacific Financial Group, Inc. 777 108th Avenue NE, Suite 2100 Bellevue, WA 98004
Power Income Fund	W.E. Donoghue & Co., Inc. 629 Washington St. Norwood, MA 02060
Princeton Funds	Princeton Fund Advisors 1125 Seventeenth Street, Suite 1400 Denver, CO 80202
Princeton Futures Strategy Fund	6800 Capital, LLC (Sub-Advisor) One Palmer Square, Suite 530 Princeton, NJ 08452 Congress Asset Management Company, LLP (Sub-Advisor) 2 Seaport Lane, Floor 5 Boston, MA 02210-2001
Eagle MLP Strategy Fund	Eagle Global Advisors, LLC (Co-Advisor) 5847 San Felipe, Suite 930 Houston, TX 77057
Sandalwood Opportunity Fund

Sandalwood Securities, Inc.  (Primary Sub-Advisor)

101 Eisenhower Parkway, 3rd Floor

Roseland, NJ  07068

Deer Park Road Corporation (Sub-Advisor)

1865 Ski Time Square, Suite 102

Steamboat Springs, CO  80477.

Whippoorwill Associates Inc. (Sub-Advisor)

11 Martine Avenue

White Plains, NY  10606

Acuity Capital Management, LLC (Sub-Advisor)

60 Arch Street, 2nd Floor

Greenwich, CT  06830

MidOcean Credit Fund Management, L.P. (Sub-Advisor)

dba MidOcean Credit Partners

320 Park Avenue, 16th Floor

New York, NY  10022

PSI Funds PSI Market Neutral Fund PSI Total Return Fund PSI Strategic Growth Fund PSI Tactical Growth Fund	Portfolio Strategies, Inc. 1724 W Union Avenue, Suite 200 Tacoma, WA 98405
PTA Comprehensive Alternatives Fund

Preservation Trust Advisors, LLC

One Embarcadero Center Suite 1140

San Francisco, CA 90405

Horizon Cash Management, LLC (Sub-Advisor)

325 West Huron, Suite 808

Chicago, Il 60654

Coe Capital Management, LLC (Sub-Advisor)

9 Parkway North, Suite 325

Deerfield, IL 60015

SSI Investment Management, Inc.

9440 Santa Monica Blvd, 8th Floor

Beverly Hills, CA 90210

Zebra Capital Management, LLC

612 Wheelers Farms Road

Milford, Connecticut 06461

Quantitative Managed Futures Strategy Fund	Absolute Private Wealth Management 5800 SW Meadows Road, Suite 230 Lake Oswego, Oregon 97035
Risk Paradigm Funds Diversified Risk Parity Fund	Risk Paradigm Group, LLC 150 South Wacker Drive, Suite 1700 Chicago, IL 60606
RPg Emerging Market Sector Rotation Fund	F-Squared Institutional Advisors, LLC (Sub-Advisor) 2221 Washington Street, Suite 201 Newton, MA 02462
SCA Funds SCA Absolute Return Fund SCA Directional Fund

Genesis Capital, LLC

7191 Wagner Way NW, Suite 302

Gig Harbor, WA 98335

Coe Capital Management, LLC (Sub-Advisor)

9 Parkway North, Suite 325

Deerfield, IL 60015

Phineus Partners, LP (Sub-Advisor)

251 Post Street, Suite 500

San Francisco, CA 94108

Tiburon Capital Management, LLC (Sub-Advisor)

527 Madison Avenue, 6th Floor

New York, NY 10022

Seabridge Investment Advisors, LLC (Sub-Advisor)

450 Springfield Avenue, Suite 301

Summit, NJ 07901

V2 Capital, LLC (Sub-Advisor)

2700 Patriot Blvd, Suite 140

Glenview, IL 60026

Sierra Funds Sierra Core Retirement Fund Sierra Strategic Income Fund	Wright Fund Management, LLC 3420 Ocean Park Blvd., Suite 3060 Santa Monica, CA 90405
SouthernSun Funds SouthernSun Small Cap Fund SouthernSun U.S. Equity Fund	SouthernSun Asset Management, Inc. 6070 Poplar Avenue, Suite 300 Memphis, TN 38119

Toews Funds

     Toews Hedged Emerging Markets Fund

     Toews Hedged High Yield Bond Fund

     Toews Hedged Large-Cap Fund

     Toews Hedged Small & Mid Cap Fund

     Toews Hedged International Developed Markets Fund

     Toews Hedged Growth Allocation Fund

Toews Corporation Cornerstone Commerce Center 1201 New Road, Suite 111 Linwood, NJ 08221
TransWestern Institutional Short Duration Government Bond Fund	BBW Capital Advisors 1743 Wazee Street, Ste # 250 Denver, CO 80202 Loomis, Sayles & Company, L.P. (Sub-Advisor) One Financial Center, 27th Floor Boston, MA 02111
Wade Tactical L/S Fund	Wade Financial Group, Inc. 5500 Wayzata Blvd, Suite 190 Minneapolis, MN 55416.
Zeo Strategic Income Fund	Zeo Capital Advisors, LLC 1 Montgomery Street, Suite 3450 San Francisco, CA 94104
Total Shares of the Trust Outstanding: 766,930,753.676

PROXY CARD

NORTHERN LIGHTS FUND TRUST

[FUND NAME MERGE]

SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 10, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of each series (each a “Fund”) of Northern Lights Fund Trust (the “Trust”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 10, 2013 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the applicable Fund of the Trust, on the proposals set forth regarding (i) the approval of: election of Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten and Mark Garbin, to the Board of Trustees; and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (I) ELECTION OF MARK H. TAYLOR, JOHN V. PALANCIA, ANDREW ROGERS, MARK D. GERSTEN AND MARK GARBIN, TO THE BOARD OF TRUSTEES; AND (II) ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Signature

                                                                     Date:

Signature (if held jointly)                                            Date

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (800) 820-2412 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

This proxy card is valid only when signed and dated.  Please promptly complete and return this proxy card for vote your proxy by any of the other methods listed above.  Proxy cards must be received by September 10, 2013 to be counted.

NORTHERN LIGHTS FUND TRUST

[FUND NAME MERGE]

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy card is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  EXAMPLE:

PROPOSALS:
1. To elect the following five individuals as Trustees	FOR	WITHHOLD
1. Mark H. Taylor	□	□
2. John V. Palancia	□	□
3. Andrew Rogers	□	□
4. Mark D. Gersten	□	□
5. Mark Garbin	□	□

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE COMPLETE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

If you have any questions or need assistance with voting, please call (800) 820-2412 from 9:00 a.m. to 10:00 p.m. ET Monday through Friday and 12:00 p.m. to 6:00 p.m. ET on Saturday.

A copy of the Proxy Statement is available online at: www.proxyonline.com/docs/nlft.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE YOUR PROXY BY PHONE OR VIA THE INTERNET.

THANK YOU FOR VOTING.